PBHG INSURANCE SERIES FUND, INC.
                         PBHG LARGE CAP GROWTH PORTFOLIO
                          PBHG MID-CAP VALUE PORTFOLIO
                   PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

                          PROSPECTUS DATED MAY 1, 1998


PBHG Insurance Series Fund, Inc. (the "Company") is an open-end management investment company authorized to issue multiple series of shares, each representing a portfolio of investments. The Company currently has authorized seven series, three of which are offered by this Prospectus: the PBHG Large Cap Growth Portfolio, PBHG Mid-Cap Value Portfolio, and PBHG Technology & Communications Portfolio (individually, a "Portfolio" and collectively, the "Portfolios").

This Prospectus sets forth concisely the information about the Company that a prospective investor should know before investing. The Company's shares are offered only to insurance companies ("Participating Insurance Companies") to fund benefits under their variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies").

Please read this Prospectus carefully and retain it for future reference. This Prospectus should be read in conjunction with the prospectuses issued by the Participating Insurance Companies for the VA Contracts and VLI Policies that accompany this Prospectus. Additional information about the Company and the Portfolios is contained in a Statement of Additional Information which has been filed with the Securities and Exchange Commission (the "SEC") and is available to investors without charge by calling the Company at 1-800-347-9256. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Company and other registrants that file electronically with the SEC. The Statement of Additional Information, as amended from time to time, bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus. Certain information in this Prospectus was updated as of May 27, 1998.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Company in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

INVESTMENTS IN THE COMPANY ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE COMPANY ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE COMPANY IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE COMPANY ARE AVAILABLE AND ARE BEING OFFERED EXCLUSIVELY AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF VARIABLE LIFE INSURANCE POLICIES AND VARIABLE ANNUITY CONTRACTS.

                                TABLE OF CONTENTS

SUMMARY  ...................................................................  3

EXPENSE SUMMARY.............................................................  5

FINANCIAL HIGHLIGHTS........................................................  7

INVESTMENT OBJECTIVES AND POLICIES..........................................  8

GENERAL INVESTMENT POLICIES AND STRATEGIES.................................. 10

RISK FACTORS................................................................ 11

INVESTMENT LIMITATIONS...................................................... 13

PURCHASES AND REDEMPTIONS................................................... 13

NET ASSET VALUE............................................................. 14

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS..................................... 14

PERFORMANCE ADVERTISING..................................................... 15

GENERAL INFORMATION......................................................... 17

GLOSSARY OF PERMITTED INVESTMENTS........................................... 22

                                     SUMMARY

The Company

The Company is an open-end management investment company which currently offers shares of seven series. This Prospectus offers shares of three of the series: the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio"), and PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"). Each of the Portfolios has distinct investment objectives and policies. See "Investment Objectives and Policies." Additional Portfolios may be added to the Company in the future. This Prospectus will be supplemented or amended to reflect the addition of any new Portfolios.

This summary, which provides basic information about the Portfolios and the Company, is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT ARE THE INVESTMENT OBJECTIVES OF THE PORTFOLIOS? The Large Cap Growth and Technology & Communications Portfolios each seek long-term growth of capital. The Mid-Cap Value Portfolio seeks to achieve above-average total return over a market cycle of three to five years. There can be no assurance that a Portfolio will achieve its investment objective. Each Portfolio will invest primarily in a variety of equity securities in accordance with its particular investment program and policies. The Large Cap Growth Portfolio invests primarily in equity securities of larger capitalization companies that are perceived by Pilgrim Baxter & Associates, Ltd. (the "Adviser") to have a strong potential for capital appreciation. The Mid-Cap Value Portfolio invests primarily in common stocks and other equity securities of companies with market capitalizations in the range of companies represented in the Standard & Poor's Mid-Cap 400 Index ("S&P 400") which are considered by the Adviser and Pilgrim Baxter Value Investors, Inc. (the "Sub-Adviser") to be relatively undervalued based on certain proprietary measures of value. The Technology & Communications Portfolio invests primarily in equity securities of companies, without regard to market capitalization, which rely extensively on science and technology in their product development or operations, or which are expected to benefit from technological improvements and which may be experiencing exceptional growth in sales and earnings driven by technology-related products and services.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIOS? Each
Portfolio invests in securities that fluctuate in value, and investors should expect each Portfolio's net asset value per share to fluctuate. Each Portfolio may invest in stocks and convertible securities that may be traded in the over-the-counter market. Some of these securities may not be as liquid as exchange-listed stocks. In addition, the Mid-Cap Value Portfolio invests extensively in securities of medium capitalization companies, and, to a lesser extent, the Technology & Communications Portfolio also invests in small or medium capitalization company stocks and, therefore, may experience greater price volatility than investment companies that invest primarily in more established, larger capitalized companies. Although the Technology & Communications Portfolio will invest in the securities of technology companies in many different industries, many of these industries share common characteristics. Furthermore, equity securities of technology companies may be subject to greater price volatility than securities of companies in many other industries. Each of the Portfolios may invest in equity securities of non-U.S. issuers, which are subject to certain risks not typically associated with domestic securities. Such risks include changes in currency rates and in exchange control regulations, costs associated with conversions between various currencies, limited publicly available information regarding foreign issuers, lack of uniformity in accounting, auditing and financial standards and requirements, greater securities market volatility, less liquidity, less government supervision of securities markets, changes in taxes on income on securities, and possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits. The Portfolios also may enter into futures contracts, which are subject to special risks. When futures contracts are being used for hedging purposes, such risks include the potential of imperfect correlation between the change in the value of a futures contract purchased or sold and the market value of the securities held by the Portfolios; the possible failure to correctly predict movements in the direction of the market; and the risk that the Portfolios may not be able to close out a particular futures contract because of a lack of a liquid secondary market in such futures contract. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract. See "Investment Objectives and Policies," "Risk Factors" and "Glossary of Permitted Investments" in the Prospectus and see "Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information.

WHO ARE THE ADVISER AND THE SUB-ADVISER? Pilgrim Baxter & Associates, Ltd. serves as the investment adviser to each Portfolio. Pilgrim Baxter Value Investors, Inc., a wholly-owned subsidiary of the Adviser, serves as the investment sub-adviser to the Mid-Cap Value Portfolio. See "Expense Summary," "The Adviser," and "The Sub-Adviser."

WHO ARE THE ADMINISTRATOR AND SUB-ADMINISTRATOR? PBHG Fund Services, a wholly-owned subsidiary of the Adviser, serves as the Administrator of the Company and SEI Fund Resources, an affiliate of the Company's distributor, serves as Sub-Administrator of the Company. See "The Administrator and Sub-Administrator."

WHO ARE THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS? DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Company. PBHG Fund Services serves as shareholder servicing agent of the Company. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, provides services to the Company pursuant to a sub-shareholder servicing agreement between PBHG Fund Services and UAM SSC. See "The Transfer Agent and Shareholder Servicing Agents."

WHO IS THE DISTRIBUTOR? SEI Investments Distribution Co. provides the Company with distribution services. See "The Distributor."

HOW ARE SHARES PURCHASED AND REDEEMED? Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. See "Purchases and Redemptions."

                                 EXPENSE SUMMARY

The purpose of this section is to provide you with information about the expenses of the various Portfolios.

SHAREHOLDER TRANSACTION EXPENSES

=================================================================================================================
                                                     Large Cap                                       Technology &
                                                      Growth               Mid-Cap Value           Communications
                                                     Portfolio               Portfolio                Portfolio
-----------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases                        None                     None                    None
-----------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Reinvested Dividends             None                     None                    None
-----------------------------------------------------------------------------------------------------------------
Deferred Sales Load                                    None                     None                    None
-----------------------------------------------------------------------------------------------------------------
Redemption Fees                                        None                     None                    None
-----------------------------------------------------------------------------------------------------------------
Exchange Fees                                          None                     None                    None
=================================================================================================================

ANNUAL OPERATING EXPENSES
(as a percentage of average net assets after applicable expense reimbursements or fee waivers)

=================================================================================================================
                                                     Large Cap                                       Technology &
                                                      Growth               Mid-Cap Value           Communications
                                                     Portfolio               Portfolio                Portfolio
-----------------------------------------------------------------------------------------------------------------
Advisory Fees (after fee waiver)                       .00%                     .43%                   .00%
-----------------------------------------------------------------------------------------------------------------
12b-1 Fees                                             None                     None                   None
-----------------------------------------------------------------------------------------------------------------
Other Expenses (after expense reimbursement)           1.10%                    .77%                  1.20%
-----------------------------------------------------------------------------------------------------------------
Total Operating Expenses (after fee waiver/expense     1.10%                   1.20%                  1.20%
reimbursement)
=================================================================================================================

The Adviser has voluntarily agreed to waive or limit its Advisory Fees or assume Other Expenses in an amount that operates to limit Total Operating Expenses of the Portfolios to not more than 1.20% of the average daily net assets of the Mid-Cap Value and Technology & Communications Portfolios and to not more than 1.10% of the average daily net assets of the Large Cap Growth Portfolio through December 31, 1998. Total Operating Expenses include, but are not limited to, expenses such as investment advisory fees, custodian fees, transfer agent fees, audit fees and legal fees. Such waiver of Advisory Fees and possible assumption of Other Expenses by the Adviser is subject to a possible reimbursement by the Portfolios in future years if such reimbursement can be achieved within the foregoing annual expense limits. Such fee waiver/expense reimbursement arrangements may be modified or terminated at any time after December 31, 1998. Absent such fee waivers/expense reimbursements, the Advisory Fees and Total Operating Expenses for the Large Cap Growth and Technology & Communications Portfolios would be .75% and 5.21%; and .85% and 5.09%, respectively. The Mid-Cap Value Portfolio had not yet commenced operations as of the date of this Prospectus, and the percentages set forth above are based on estimates for the current fiscal year. Absent fee waivers and expense reimbursements, the Advisory Fees and Total Operating Expenses for the current fiscal year for the Mid-Cap Value Portfolio are estimated to be .85% and 1.62%, respectively.

Example

An investor in a Portfolio would pay the following expenses on a $1,000 investment assuming (1) 5% annual return, and (2) redemption at the end of each time period.

                                                   1 Year            3 Years
                                                   ------            -------

Large Cap Growth Portfolio                         $11.00            $35.00
Mid-Cap Value Portfolio                            $12.00            $38.00
Technology & Communications Portfolio              $12.00            $38.00

The example is based upon Total Operating Expenses for the Portfolios, as set forth in the "Annual Operating Expenses" table above (which are estimated for the Mid-Cap Value Portfolio), and reflects the fee waiver/expense reimbursement arrangement in effect. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The table does not reflect additional charges and expenses which are, or may be, imposed under the VA contracts or VLI policies. Such charges and expenses are described in the prospectus of the participating insurance fund separate account. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolios. See "The Adviser," "The Sub-Adviser," and "The Administrator."

                              FINANCIAL HIGHLIGHTS

The following information for the fiscal year ended December 31, 1997, has been audited by Coopers & Lybrand L.L.P., the Company's independent accountants. The Company's audited financial statements are incorporated by reference into the Company's Statement of Additional Information under "Financial Information." The following table should be read in conjunction with the Company's financial statements and notes thereto. Additional information about each Portfolio's performance is contained in the Company's Annual Report, which may be obtained (without charge) by calling 1-800-347-9256. No information with respect to the Mid-Cap Value Portfolio is included in the table because such Portfolio had not yet commenced operations as of December 31, 1997.

For a Share Outstanding Throughout the Period

===================================================================================================================================
                  Net Asset         Net         Realized and    Distributions   Distributions    Net Asset     Total     Net Assets
                    Value        Investment      Unrealized        from Net     from Capital     Value End     Return      End of
                  Beginning        Income         Gains or        Investment        Gains        of Period                 Period
                  of Period        (Loss)         Losses on         Income
                                                 Securities
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
1997(1)            $10.00           --              $0.41            --              --            $10.41       4.10%    $9,117,272
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
1997(1)            $10.00           --              $1.82            --              --            $11.82      18.20%    $4,916,261
===================================================================================================================================

===================================================================================================================================
                           Ratio of         Ratio of Net     Ratio of Expenses        Ratio of Net         Portfolio      Average
                          Expenses to      Income (Loss)      to Average Net        Income (Loss) to     Turnover Rate   Commission
                          Average Net      to Average Net    Assets (Excluding        Average Net                          Rate
                            Assets             Assets            Waivers)          Assets (Excluding
                                                                                         Waivers)
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Technology & Communications Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
1997(1)                     1.20%*             0.37%*             5.09%*                (3.52)%*             69.34%        $0.0465
-----------------------------------------------------------------------------------------------------------------------------------
PBHG Large Cap Growth Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
1997(1)                     1.10%*             0.00%*             5.21%*                (4.11)%*             37.42%        $0.0497
===================================================================================================================================

*      Annualized.
**     Total returns have not been annualized.
(1) The PBHG Large Cap Growth and PBHG Technology & Communications Portfolios commenced operations on May 1, 1997. Amounts designated as "--" above are either $0 or have been rounded to $0.

       The accompanying notes are integral part of the financial statements.

                       INVESTMENT OBJECTIVES AND POLICIES

Large Cap Growth Portfolio

The Large Cap Growth Portfolio, a diversified portfolio, seeks long-term growth of capital. The Portfolio will normally be substantially invested in equity securities (including ADRs and foreign securities). The equity securities in which the Portfolio will invest are common stocks, warrants and rights to purchase common stocks, and debt securities and preferred stock convertible into common stocks. Normally, the Portfolio will purchase exchange-traded and over-the-counter equity securities, including foreign securities traded in the United States. The Portfolio may invest in convertible debt securities rated investment grade by a nationally recognized statistical rating organization ("NRSRO") (i.e., within one of the four highest rating categories).

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of large capitalization companies that, in the Adviser's opinion, have an outlook for strong growth in earnings and potential for capital appreciation. Such companies have market capitalizations in excess of $1 billion. The Adviser also will consider the diversity of industries in choosing investments for the Portfolio.

While it has no present intention to do so, the Portfolio reserves the right to invest up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the United States and Canada and, for hedging purposes only, to purchase and sell options on stocks and stock indices. The Portfolio may also invest up to 15% of its net assets in illiquid securities, but will not invest more than 5% of its net assets in restricted securities that the Adviser determines are illiquid based on guidelines approved by the Board of Directors of the Company. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.

Mid-Cap Value Portfolio

The Mid-Cap Value Portfolio, a diversified portfolio, seeks to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing in common stocks and other equity securities of companies with market capitalizations in the range of companies represented in the S&P 400, which are considered to be relatively undervalued based on certain proprietary measures of value. The current market capitalization of companies represented in the S&P 400 is typically between $200 million and over $5 billion. It is expected that securities purchased by the Portfolio will typically exhibit lower price/earnings ratios than the average of those in the S&P 400. Under normal circumstances, the Portfolio will be structured taking into account the economic sector weighings of the S&P 400 with the Portfolio's sector weightings normally within 5% of the sector weightings of that Index.

In selecting investments for the Portfolio, the Adviser and Sub-Adviser emphasize fundamental investment value and consider the following factors, among others, in identifying and analyzing a security's fundamental value and capital appreciation potential: the relationship of a company's potential earnings power to its current stock price; current dividend income and the potential for dividend growth; low price/earnings ratio relative to other similar companies; strong competitive advantages, including a recognized brand or trade name or niche market position; sufficient resources for expansion; capability of management; and favorable overall business prospects. The Portfolio may invest in securities of companies that are considered to be financially sound and attractive investments based on their operating history, but which may be experiencing temporary earnings declines due to adverse economic conditions that may be company or industry specific or due to unfavorable publicity. The Portfolio may invest in such companies when the Adviser and Sub Adviser believe that those companies will react positively to changing economic conditions or that such companies have taken or are expected to take actions designed to improve their financial fundamentals or to otherwise increase the market price of their securities. The use of a valuation approach may result in investment selections that may be out-of-favor or counter to those of other investors. However, such an approach may also produce significant capital appreciation.

Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities (i.e., common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common stocks) of undervalued medium capitalization issuers. The equity securities in which the Portfolio invests normally will be traded in the United States or Canada on a registered securities exchange or established over-the-counter market. The Portfolio may invest up to 15% of its total assets in securities of foreign issuers, including ADRs and other similar instruments. The Portfolio may also utilize futures contracts (i.e., purchase and sell futures contracts) to the extent that (i) aggregate initial margin deposits to establish other than "bona fide hedging" positions do not exceed 5% of the Portfolio's net assets and (ii) the total market value of securities underlying all futures contracts does not exceed 50% of the value of the Portfolio's total assets. In addition, the Portfolio may invest up to 15% of its net assets in restricted or illiquid securities. This limitation does not include any Rule 144A security that has been determined to be liquid pursuant to procedures established by the Board. The Portfolio may also engage in securities lending. The Portfolio may use high-quality money market investments or short-term bonds to reduce downside volatility during uncertain or declining market conditions and, for temporary defensive purposes, may invest in money market securities or short-term bonds without limitation. See "Temporary Defensive Positions" below for a fuller description. In addition, the Portfolio may purchase securities on a when-issued or delayed delivery basis. See "Risk Factors" and "Glossary of Permitted Investments" for additional information.

Technology & Communications Portfolio

The Technology & Communications Portfolio, a diversified portfolio, seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in common stocks of companies which rely extensively on technology or communications in their product development or operations, or which are expected to benefit from technological advances and improvements, and that may be experiencing exceptional growth in sales and earnings driven by technology-related or communications-related products and services.

Such technology and communications companies may be in many different industries or fields, including computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, mobile communications, satellite communications, defense and aerospace, transportation systems, data storage and retrieval, biotechnology and medical, and environmental. As a result of this focus, the Portfolio offers investors the significant growth potential of companies that may be responsible for breakthrough products or technologies or that are positioned to take advantage of cutting-edge developments.

The Portfolio will normally be fully invested in common stocks (including ADRs) of such technology and communications companies, but also may invest in warrants and rights to purchase common stocks and debt securities and preferred stocks convertible into common stocks. Stock selections will not be based on company size, but rather on an assessment of a company's fundamental prospects. As a result, the Portfolio's stock holdings can range from small companies developing new technologies or pursuing scientific breakthroughs to large, blue chip firms with established track records in developing and marketing such scientific advances.

Normally, the Portfolio will purchase securities traded in the U.S. or Canada on registered exchanges or in the over-the-counter market. The Portfolio may also invest, in the aggregate, up to 10% of its net assets in restricted securities and securities of foreign issuers traded outside the U.S. and Canada and, for hedging purposes, may purchase and sell options on stocks or stock indices. The Portfolio also may invest up to 15% of its net assets in illiquid securities. See "Risk Factors" and "Glossary of Permitted Investments" in this Prospectus for a fuller description of the Portfolio's permitted investments and their risks.


                   GENERAL INVESTMENT POLICIES AND STRATEGIES

Investment Process: Large Cap Growth and Technology & Communications Portfolios

The Adviser's investment process in managing the assets of the Large Cap Growth and Technology & Communications Portfolios is both quantitative and fundamental, and is focused on quality earnings growth. In seeking to identify investment opportunities for the Portfolios, the Adviser begins by creating a universe of rapidly growing companies with market capitalizations within the parameters described for each Portfolio and that possess certain quality characteristics. Using proprietary software and research models that incorporate important attributes of successful growth, such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth, the Adviser creates a universe of growing companies. Then, using fundamental research, the Adviser evaluates each company's earnings quality and assesses the sustainability of the company's current growth trends. Through this highly disciplined process, the Adviser seeks to construct investment portfolios for the Portfolios that possess strong growth characteristics. The Adviser tries to keep each such Portfolio fully invested at all times. Because the universe of companies will undoubtedly experience volatility in stock price, it is important that shareholders in the Portfolios maintain a long-term investment perspective. Of course, there can be no assurance that use of these techniques will be successful, even over the long term.

Investment Process: Mid-Cap Value Portfolio

The Sub-Adviser's investment process with respect to the Mid-Cap Value Portfolio, like that of the Adviser, is both quantitative and fundamental. In seeking to identify attractive investment opportunities for Portfolio, the Sub-Adviser first creates a universe of companies each of whose current share price is low in relation to its real worth or future prospects. Using custom designed research models and proprietary software, which incorporate certain key elements of value investing (such as consistency of dividend payment, balance sheet strength, and low stock price relative to its assets, earnings, cash flow and business franchise), the Sub-Adviser screens more than 8,000 possible companies and creates an initial universe of statistically attractive value companies. Following the creation of this universe of possible investments, the Sub-Adviser uses its strong fundamental research capabilities to carefully identify securities that are currently out of favor but which have the potential to achieve significant appreciation as the marketplace recognizes their fundamental value. Once constructed, portfolios are continually monitored for change. The Sub-Adviser follows a disciplined valuation approach that requires it to sell any portfolio security that becomes overvalued relative to the market. Sales of portfolio securities are primarily triggered by the relative change in a company's price/earnings ratio. Adverse changes in other key value elements are, of course, factors that would also trigger a sale. Of course, there can be no assurance that use of these techniques will be successful.

Portfolio Turnover

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth. A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses. It is expected that under normal market conditions, the annual portfolio turnover rate will not exceed, for the Large Cap Growth Portfolio, 150%; for the Technology & Communications Portfolio, 300%; and for the Mid-Cap Value Portfolio, 400%. High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by the Portfolios. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.

Temporary Defensive Positions

Under normal market conditions, each Portfolio expects to be fully invested in its primary investments, as described above. However, for temporary defensive purposes, when the Adviser or Sub-Adviser, as appropriate, determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one NRSRO; repurchase agreements involving such securities; and, to the extent permitted by applicable law and each Portfolio's investment restrictions, shares of other investment companies investing solely in money market securities). To the extent a Portfolio is invested in temporary defensive instruments, it will not be pursuing its investment objective. See "Glossary of Permitted Investments" and the Statement of Additional Information.


                                  RISK FACTORS

Small and Medium Capitalization Stocks

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Therefore, an investment in each Portfolio may be more suitable for long-term investors who can bear the risk of these fluctuations. The Mid-Cap Value Portfolio invests extensively in securities issued by medium capitalization companies. In certain cases, the Technology & Communications Portfolio invests in securities of issuers with small or medium market capitalizations. While the Adviser and Sub-Adviser intend to invest in small and medium capitalization companies that have strong balance sheets and that the Adviser's and/or Sub-Adviser's research indicates should exceed consensus earnings expectations, any investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies. This increased risk may be due to the greater business risks of their small size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small and medium capitalization companies are often traded in the over-the-counter market, and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Over-the-Counter Market

Each of the Portfolios may invest in over-the-counter stocks. In contrast to the securities exchanges, the over-the-counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which these Portfolios invest may not be as great as that of other securities and if the Portfolios were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Foreign Securities

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries and potential restrictions on the flow of international capital and currencies. Foreign issuers may also be subject to less government regulation than U.S. companies. Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Portfolio's shareholders. Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Foreign securities held by a Portfolio may be traded, and net asset value may be significantly affected, at times when investors have no access to the Company.

Investments in Technology Companies

Equity securities of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues. Although the Technology & Communications Portfolio will invest in the securities of technology companies operating in various industries, many of these industries share common characteristics. Therefore, an event or issue affecting one such industry may have a significant impact on these other, related industries and, thus, may affect the value of the Technology & Communications Portfolio's investments in technology companies. For example, the technology companies in which the Technology & Communications Portfolio invests may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

Futures Contracts

The primary risks associated with the use of futures contracts for hedging purposes are: (i) imperfect correlations between the change in market value of the securities held by a Portfolio and the prices of futures contracts purchased or sold by a Portfolio; (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position, which could have an adverse impact on a Portfolio's ability to execute futures and options strategies; and (iii) the possible failure to correctly predict movements in the direction of the market. Other risks of investing in futures contracts include that the prices of futures contracts are volatile and are influenced by changes in market and interest rates and that futures trading involves an extremely high degree of leverage which may result in losses in excess of the amount invested in the futures contract.

For additional information regarding risks and permitted investments for each Portfolio, see "Glossary of Permitted Investments" and the Statement of Additional Information.


                             INVESTMENT LIMITATIONS

The investment objectives of each Portfolio, the investment limitations set forth below and certain investment limitations contained in the Statement of Additional Information are fundamental policies of the Portfolios. A Portfolio's fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

A Portfolio, as a fundamental policy, may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of the total assets of a Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry. For purposes of this limitation, supranational organizations are deemed to be issuers conducting their principal business activities in the same industry.

3. Borrow money except for temporary or for emergency purposes and then only in an amount not exceeding 10% of the value of each Portfolio's total assets (except not exceeding 33 1/3% of the value of total assets with respect to the Mid-Cap Value Portfolio). This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making investments.

The foregoing percentages will apply at the time of the purchase of a security.


                            PURCHASES AND REDEMPTIONS

Individual investors may not purchase or redeem shares of the Portfolios directly; shares may be purchased or redeemed only through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. Please refer to the prospectus of the sponsoring Participating Insurance Company separate account for instructions on purchasing a VA Contract or VLI Policy and on how to select the Portfolios as investment options for a VA Contract or VLI Policy.

Purchases. All investments in the Portfolios are credited to a Participating Insurance Company's separate account immediately upon acceptance of the investments by the Portfolios. Each Participating Insurance Company receives orders from its contract owners to purchase or redeem shares of each Portfolio on each day that the Portfolio calculates its net asset value (a "Business Day"). That night, all orders received by the Participating Insurance Company prior to the close of regular trading on the New York Stock Exchange Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on that Business Day are aggregated, and the Participating Insurance Company places a net purchase or redemption order for shares of the Portfolios during the morning of the next Business Day. These orders are executed at the net asset value (described below under "Net Asset Value") next computed after receipt of such order by the Participating Insurance Company.

The Portfolios reserve the right to reject any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of the Portfolio. A Portfolio may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely effect the Portfolio's ability to achieve its investment objective. In such event, however, it is anticipated that existing VA Contract owners or VLI Policy owners would be permitted to continue to authorize investments in the Portfolios.

Redemptions. Shares of a Portfolio may be redeemed on any Business Day. Redemption orders which are received by a Participating Insurance Company prior to the close of regular trading on the NYSE on any Business Day and transmitted to the Company or its specified agent during the morning of the next Business Day will be processed at the next net asset value computed after receipt of such order by the Participating Insurance Company. Redemption proceeds will normally be wired to the Participating Insurance Company on the Business Day following receipt of the redemption order by the Participating Insurance Company, but in no event later than seven days after receipt of such order.


                                 NET ASSET VALUE

Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of the close of trading on the NYSE (currently 4:00 p.m., Eastern time). Portfolio securities listed on an exchange or quoted on a national market system are valued at the last sales price. Other securities are quoted at the most recent bid price. Short-term obligations are valued at amortized cost. Securities for which market quotations are not readily available and other assets held by the Company, if any, are valued at their fair value as determined in good faith by the Board of Directors. See "Determination of Net Asset Value" in the Statement of Additional Information.


                     TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Taxes

For a discussion of the tax status of a VA Contract or VLI Policy, refer to the Participating Insurance Company separate account prospectus.

Each Portfolio intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of Participating Insurance Companies which hold its shares. Because shares of the Portfolios may be purchased only through VA Contracts and VLI Policies, it is anticipated that any income, dividends or capital gain distributions from the Portfolios are taxable, if at all, to the Participating Insurance Companies and will be exempt from current taxation of the VA Contract owner or VLI Policy owner if left to accumulate within the VA Contract or VLI Policy.

The Clinton Administration's fiscal year 1999 budget proposal would treat a redemption of shares of the Portfolios by VA Contracts and VLI Policies as a taxable transaction, and it can be expected that similar proposals may be introduced in Congress in the near future. The Company cannot predict what proposals, if any, might be enacted or whether such proposals, if enacted, would apply retroactively to shares of the Portfolios that are issued and outstanding as of the date of enactment.

Internal Revenue Service Requirements

The Portfolios intend to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of VA Contracts and VLI Policies. See the Statement of Additional Information for more specific information.

Dividends and Distributions

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account of a Participating Insurance Company to receive distributions in cash. Participating Insurance Companies will be informed at least annually about the amount and character of distributions from the Company for federal income tax purposes.


                             PERFORMANCE ADVERTISING

From time to time, each Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. Yield refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of each Portfolio refers to the average compounded rate of return on a hypothetical investment for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

Total returns quoted for a Portfolio include the effect of deducting the Portfolio's expenses, but may not include charges and expenses attributable to any particular Variable Contract. Accordingly, the prospectus of the sponsoring Participating Insurance Company separate account should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of a Portfolio's performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing a Portfolio's performance to that of other mutual funds.

Each Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.) or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs and other investment alternatives. Each Portfolio may quote services such as Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance, and Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. Each Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. Each Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

Each Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

Performance of Other Mutual Funds Managed by the Adviser

Each of the Large Cap Growth, Mid-Cap Value, and Technology & Communications Portfolios has investment objectives, policies and strategies that are substantially similar to those of a corresponding series of The PBHG Funds, Inc. (the "PBHG Funds"), a mutual fund company that is also managed by the Adviser. The performance of these corresponding funds may be relevant to an investor in one or more of the Portfolios. The sections that follow set forth the performance of each Portfolio and its corresponding PBHG Fund.

Investors should not consider the performance data of the PBHG Funds to be an indication of the future performance of the Portfolios. The performance data for the PBHG Funds reflect the deduction of the historical fees and expenses paid by the PBHG Funds, and not those to be paid by the Portfolios. The performance data for the Portfolios do not reflect the deduction of any insurance fees or charges which are imposed by the Participating Company in connection with the sale of VA Contracts and VLI Policies. (The PBHG Funds are not sold through VA Contracts and VLI Policies, so insurance fees or charges do not apply.) Investors should refer to the separate account prospectuses describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will reduce the return on the Portfolios. In addition, although each Portfolio anticipates holding similar securities as its corresponding PBHG Fund, investment results are expected to differ. In particular, differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different selection of securities, differences in the relative weightings of securities, or differences in the price paid for particular portfolio holdings. The performance data reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolios to calculate their own performance.

Large Cap Growth Portfolio. The Large Cap Growth Portfolio has investment objectives, policies and strategies that are substantially similar to those of the PBHG Large Cap Growth Fund, a series of The PBHG Funds, Inc. The Portfolio has been in operation since May 1, 1997. The total return for the Portfolio from inception through March 31, 1998 was 35.10%. The PBHG Large Cap Growth Fund has been in operation since April 5, 1995. The total return for the PBHG Large Cap Growth Fund for the one year period ended March 31, 1998 was 60.80%, and the average annual total return from inception through March 31, 1998 was 33.43%.

Mid-Cap Value Portfolio. The Mid-Cap Value Portfolio has investment objectives, policies and strategies that are substantially similar to those of the PBHG Mid-Cap Value Fund, a series of The PBHG Funds, Inc. The Portfolio had not yet commenced operations as of the date of this Prospectus and, accordingly, has no performance to report.

The PBHG Mid-Cap Value Fund has been in operation since May 1, 1997. The total return for the PBHG Mid-Cap Value Fund from inception through March 31, 1998 was 61.05%.

Technology & Communications Portfolio. The Technology & Communications Portfolio has investment objectives, policies and strategies that are substantially similar to those of the PBHG Technology & Communications Fund, a series of The PBHG Funds, Inc. The Portfolio has been in operation since May 1, 1997. The total return for the Portfolio from inception through March 31, 1998 was 15.90%. The PBHG Technology & Communications Fund has been in operation since October 2, 1995. The total return for the PBHG Technology & Communications Fund for the one year period ended March 31, 1998 was 38.29%, and the average annual total return from inception through March 31, 1998 was 33.57%.


                               GENERAL INFORMATION

The Company

PBHG Insurance Series Fund, Inc. is an open-end management investment company which was incorporated in Maryland in 1997. All consideration received by the Company for shares of any Portfolio and all assets of such Portfolio belong to that Portfolio and are subject to liabilities related thereto. The Company reserves the right to create and issue shares of additional series.

Each Portfolio of the Company pays its respective expenses relating to its operation, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of the Portfolio under federal securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The Adviser

Pilgrim Baxter & Associates, Ltd. is a professional investment management firm and registered investment adviser that, along with its predecessors, has been in business since 1982. The controlling shareholder of the Adviser is United Asset Management Corporation ("UAM"), a New York Stock Exchange listed holding company principally engaged, through affiliated firms, in providing institutional investment management services and acquiring institutional investment management firms. UAM's corporate headquarters are located at One International Place, Boston, Massachusetts 02110. The Adviser currently has discretionary management authority with respect to over $16 billion in assets. In addition to advising the Portfolios, the Adviser provides advisory services to other mutual funds and to pension and profit-sharing plans, charitable institutions, corporations, trusts and estates, and other investment companies. The principal business address of the Adviser is 825 Duportail Road, Wayne, Pennsylvania 19087.

The Adviser serves as the investment adviser to each of the Portfolios under an investment advisory agreement with the Company (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser either continuously reviews, supervises and administers the investment program of each Portfolio, which includes managing and selecting investments, or, with respect to the Mid-Cap Value Portfolio, oversees the investment management of the Portfolios by the Sub-Adviser, subject to the supervision of, and policies established by, the Board of Directors of the Company.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85% of each of Technology & Communications and Mid-Cap Value Portfolios' average daily net assets and 0.75% of the Large Cap Growth Portfolio's average daily net assets. The advisory fees paid by each Portfolio are higher than those paid by most investment companies, although the Adviser believes the fees to be comparable to those paid by investment companies with similar investment objectives and policies.

The Sub-Adviser (Mid-Cap Value Portfolio)

Pilgrim Baxter Value Investors, Inc., 825 Duportail Road, Wayne, Pennsylvania 19087, is a registered investment adviser that, along with its predecessors, has been in business since 1940. The Sub-Adviser is a wholly-owned subsidiary of the Adviser. The Sub-Adviser currently has discretionary management authority with respect to over $4 billion in assets. In addition to advising the Portfolios, the Sub-Adviser provides advisory services to pension and profit-sharing plans, charitable institutions, trusts, estates and other investment companies.

The Sub-Adviser serves as the investment sub-adviser for the Mid-Cap Value Portfolio pursuant to a sub-advisory agreement with the Company and the Adviser (the "Sub-Advisory Agreement"). Under the Sub-Advisory Agreement, the Sub-Adviser manages the investments of the Mid-Cap Value Portfolio, selects investments and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Board of Directors of the Company and the Adviser.

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser a fee, computed daily and paid monthly, at an annual rate equal to .50% of the Mid-Cap Value Portfolio's average daily net assets.

Expense Limitation Agreement

In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement through December 31, 1998 with the Company with respect to each Portfolio (the "Expense Limitation Agreement"), pursuant to which the Adviser has agreed to waive or limit its fees and to assume other expenses of the Portfolios to the extent necessary to limit the total annual operating expenses (expressed as a percentage of each Portfolio's average daily net assets) to not more than: 1.20% of the average daily net assets of the Mid-Cap Value and Technology & Communications Portfolios; and 1.10% of the average daily net assets of the Large Cap Growth Portfolio. Such waivers and assumption of expenses by the Adviser may be discontinued at any time after such date. Reimbursement by the Portfolios of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made at a later date when the Portfolios have reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the Total Operating Expense percentages described above.

The Portfolio Managers

The Large Cap Growth Portfolio is managed by James D. McCall. Mr. McCall has been a portfolio manager with the Adviser since 1994. Prior to joining the Adviser, Mr. McCall was a portfolio manager with First Maryland Bank Corporation (May 1992 to November 1994) and a portfolio manager with Provident Mutual Management, Inc. prior to that time. Mr. McCall manages another series of the Company and also co-manages two series of The PBHG Funds, Inc. and has done so since their inception. Mr. McCall also manages the PBHG Large Cap 20 Fund and has done so since its inception.

The Mid-Cap Value Portfolio is managed by Gary D. Haubold, CFA who also manages another series of the Company. Mr. Haubold joined the Sub-Adviser in January 1997. Prior to joining the Sub-Adviser, Mr. Haubold was employed by Miller Anderson & Sherrerd ("MAS") from 1993 until January 1997. At MAS, Mr. Haubold served as the co-manager of the Mid-Cap Value Portfolio of the MAS Fund and the co-manager of the Small Cap Value Portfolio of the MAS Fund ("MAS Small Cap Value Portfolio"). Prior to joining MAS, Mr. Haubold was Senior Vice President of Wood, Struthers & Winthrop.

Jeffrey A. Wrona, CFA and Michael S. Hahn, CFA have been co-portfolio managers of the PBHG Technology & Communications Portfolio since May 22, 1998. Mr. Wrona holds a Master's Degree in Business Administration and a Bachelor's Degree in Engineering from the University of Michigan. Mr. Wrona joined the Adviser in 1997. Mr. Wrona served for seven years as a Senior Portfolio Manager at Munder Capital Management where he co-founded Munder's Mid-Cap Growth product and managed mutual fund and separate account portfolios. Mr Wrona's prior experience includes securities analysis at Drexel Burnham Lambert. Mr. Wrona began his business career as a product design engineer with Ford Motor Company.

Mr. Hahn holds a Master's Degree in Finance from the University of Maryland and a Bachelor's Degree from the Pennsylvania State University. Mr. Hahn joined the Adviser in 1997. Prior to joining the Adviser, Mr. Hahn was an Assistant Portfolio Manager for First National Bank of Maryland. Mr. Hahn's experience also includes positions in corporate finance/accounting for IBM-Federal Systems and residential real estate management with Southern Management.

The Administrator and The Sub-Administrator

PBHG Fund Services (the "Administrator"), a wholly-owned subsidiary of the Adviser, provides the Company with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Company. The principal place of business of the Administrator is 825 Duportail Road, Wayne, Pennsylvania 19087.

SEI Fund Resources (the "Sub-Administrator"), an indirect wholly-owned subsidiary of SEI Investments Company ("SEI") and an affiliate of the Company's distributor, assists the Administrator in providing administrative services to the Company. For acting in this capacity, the Administrator pays the Sub-Administrator fees at an annual rate based on the combined average daily net assets of the Company, The PBHG Funds, Inc., and PBHG Advisor Funds, Inc. calculated as follows: (i) 0.040% of the first $2.5 billion, plus (ii) 0.025% of the next $7.5 billion, plus (iii) 0.020% of the excess over $10 billion.

The Transfer Agent and Shareholder Servicing Agents

DST Systems, Inc., P.O. Box 419534, Kansas City, Missouri 64141-6534 serves as the transfer agent and dividend disbursing agent for the Company under a transfer agency agreement with the Company. PBHG Fund Services serves as shareholder servicing agent of the Company. UAM Shareholder Service Center, Inc. ("UAM SSC"), an affiliate of the Adviser, provides services to the Company pursuant to a sub-shareholder servicing agreement between PBHG Fund Services and UAM SSC.

From time to time, the Company may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Company to persons who beneficially own interests in the Company. These services may include, among other things, sub-accounting services, answering inquiries relating to the Company, delivering, on behalf of the Company, proxy statements, annual reports, updated Prospectuses, other communications regarding the Company, and related services as the Company or the beneficial owners may reasonably request.

The Distributor

SEI Investments Distribution Co. (the "Distributor"), One Freedom Valley Road, Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, provides the Company with distribution services.

Directors of the Company

The management and affairs of the Company are supervised by the Board of Directors under the laws of the State of Maryland. The Directors have approved agreements under which, as described above, certain companies provide essential management services to the Company.

Voting Rights

Each share held entitles the shareholder of record to one vote. Shareholders of each Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all Portfolios of the Company will be voted on only by shareholders of the affected Portfolios. Shareholders of all Portfolios of the Company will vote together in matters affecting the Company generally, such as the election of Directors or selection of accountants. As a Maryland corporation, the Company is not required to hold annual meetings of shareholders but shareholder approval will be sought for certain changes in the operation of the Company and for the election of Directors under certain circumstances. In addition, a Director may be removed by the remaining Directors or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Company. In the event that such a meeting is requested, the Company will provide appropriate assistance and information to the shareholders requesting the meeting. Under current law, a Participating Insurance Company is required to request voting instructions from VA Contract owners and VLI Policy owners and must vote all shares held in the separate account in proportion to the voting instructions received. For a more complete discussion of voting rights, refer to the Participating Insurance Company separate account prospectus.

Conflicts of Interest

Each Portfolio offers its shares to VA Contracts and VLI Policies offered through separate accounts of Participating Insurance Companies which may or may not be affiliated with each other. Due to differences of tax treatment and other considerations, the interests of VA Contract and VLI Policy owners participating in the Portfolios may conflict. The Board will monitor the Portfolios for any material conflicts that may arise and will determine what action, if any, should be taken. If a conflict occurs, the Board may require one or more Participating Insurance Company separate accounts to withdraw its investments in the Portfolios. As a result, the Portfolios may be forced to sell securities at disadvantageous prices and orderly portfolio management could be disrupted. In addition, the Board may refuse to sell shares of the Portfolios to any VA Contract or VLI Policy or may suspend or terminate the offering of shares of the Portfolios if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Portfolios.

Reporting

The Company issues unaudited financial information semi-annually, and audited financial statements annually for each Portfolio. The Company also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

Year 2000 Compliance

There is general concern throughout the industry that a number of computer systems and software packages in use today may not be able to recognize the Year 2000 or accurately process information after December 31, 1999. The Company is actively working with the Adviser, the Sub-Adviser and the Company's other service providers, including but not limited to, the Administrator, Sub-Administrator, Distributor, Transfer Agent and shareholder servicing agents to identify potential problems and develop plans reasonably designed to address these potential problems before the Year 2000. While there can be no absolute assurance that all service providers will be fully Year 2000-compliant or that non-compliant systems or software will have no impact at all, the Company believes that these steps will be successful in identifying and minimizing any negative impact associated with Year 2000 processing problems. Furthermore, the Company does not currently anticipate that there will be any material cost to the Company or any Portfolio as a result of this project.

Counsel and Independent Accountants

Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Company. Coopers & Lybrand, L.L.P. serves as the independent accountants of the Company.

Custodian

First Union National Bank (successor to CoreStates Bank, N.A.) ("Custodian"), 530 Walnut Street, Philadelphia, Pennsylvania 19106, serves as the custodian for the Company. The Custodian holds cash, securities and other assets of the Company as required by the 1940 Act.

Miscellaneous

As of March 31, 1998, Life Insurance Co. of Virginia owned of record more than 25% of the shares of the Large Cap Growth Portfolio and may be deemed to be a controlling person of such Portfolio. As of March 31, 1998, Fidelity Investments Life Insurance Co. owned of record more than 25% of the shares of the Technology & Communications Portfolio and may be deemed to be a controlling person of such Portfolio. The Company believes that most of these shares are held by the record owners for their fiduciary, agency or custodial clients.

As of the date of this Prospectus, the Adviser, as the initial shareholder of the Mid-Cap Value Portfolio, owned of record or beneficially, all of the outstanding shares of such Portfolio, and may be deemed to be a controlling person of the Portfolio for purposes of the 1940 Act.


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                        GLOSSARY OF PERMITTED INVESTMENTS

The following is a description of permitted investments for certain of the
Portfolios:

American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs") -- ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Bankers' Acceptance -- A bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Certificate of Deposit -- A negotiable interest bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit generally carry penalties for early withdrawal.

Commercial Paper -- The term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues typically vary from a few days to nine months.

Convertible Securities -- Securities such as rights, bonds, notes and preferred stocks which are convertible into or exchangeable for common stocks. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, a Portfolio's selection of convertible securities is based, to a great extent, on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

Demand Instruments -- Certain instruments may involve a conditional or unconditional demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes.

Derivatives -- Derivatives are securities that derive their value from other securities. The following, among others, are considered derivative securities: futures, options on futures, options (e.g., puts and calls), swap agreements, mortgage-backed securities (e.g., CMOs, REMICs, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPS) and privately issued stripped securities (e.g., TGRs, TRs and CATS). See elsewhere in this "Glossary of


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Permitted Investments" for discussions of these various instruments, and see
"Investment Objectives and Policies" for more information about the investment policies and limitations applicable to their use.

Equity Securities -- Investments in common stocks are subject to market risks which may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

Forward Foreign Currency Contracts -- Foreign currency exchange transactions may be used to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar, or between foreign currencies in which a Portfolio's portfolio securities are or may be denominated. Such transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward currency contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. Under normal circumstances, consideration of the prospect for changes in currency exchange rates will be incorporated into each Portfolio's long-term investment strategies. However, the Adviser believes that it is important to have the flexibility to enter into forward foreign currency contracts when it determines that the best interests of a Portfolio will be served.

When the Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, the Portfolio in question may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency.

At the maturity of a forward foreign currency contract, a Portfolio may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Portfolio may realize a gain or loss from currency transactions.

Generally, a Portfolio will enter into forward foreign currency contracts only as a hedge against foreign currency exposure affecting the Portfolio or to hedge a specific security transaction or portfolio position. If a Portfolio enters into forward foreign currency contracts to cover activities which are essentially speculative, the Portfolio will segregate cash or readily marketable securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding the Portfolio's commitment with respect to such contracts.

Forward contracts may substantially change the Company's investment exposure to changes in currency exchange rates, and could result in losses to the Company if currencies do not perform as the Adviser anticipates. For example, if a currency's value rose at a time when the Adviser had hedged the Company by selling that currency in exchange for dollars, the Company would be unable to participate in the currency's appreciation. Similarly, if the Adviser increases the Company's exposure to a foreign currency, and that currency's value declines, the Company will realize a loss.

Futures Contracts -- Futures contracts are derivatives. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, securities index or currency at a specified future time and price. A Portfolio will maintain assets sufficient to meet its obligations under such futures contracts in a segregated margin account with the custodian bank or will otherwise comply with the SEC's position on asset


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


coverage. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in the market and interest rates.

Illiquid Securities -- Securities that cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Portfolio has valued the security.

Mortgage-Backed Securities -- Securities that include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

Receipts -- Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts. The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Repurchase Agreements -- Agreements by which a person obtains a security and simultaneously commits to return it to the seller at an agreed upon price (including principal and interest) on an agreed upon date within a number of days from the date of purchase. The Custodian or its agents will hold the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. Each Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from its right to dispose of the collateral securities or if the Portfolio realizes a loss on the sale of the collateral securities. The Adviser and Sub-Adviser will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on guidelines established and periodically reviewed by the Directors. Repurchase agreements are considered loans under the 1940 Act, as well as for federal and state income tax purposes.

Restricted Securities -- Securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended ("1933 Act"), or an exemption from registration. A Portfolio may invest in restricted securities that the Adviser or Sub-Adviser determines are not illiquid, based on guidelines and procedures developed and established by the Board of Directors of the Company. The Board of Directors will periodically review such procedures and guidelines and will monitor the Adviser's implementation of such procedures and guidelines. Under these procedures and guidelines, the Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. The Company may purchase restricted securities sold in reliance upon the exemption from registration provided by Rule 144A under the 1933 Act. Restricted securities may be difficult to value because market quotations may not be readily available. Because of the restrictions on the resale of restricted securities, they may pose liquidity problems for the Portfolios.

Time Deposit -- A non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.


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


U.S. Government Agency Obligations -- Certain Federal agencies such as the Government National Mortgage Association ("GNMA") have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies' right to borrow from the Treasury. The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).

U.S. Government Securities -- Bills, notes and bonds issued by the U.S. Government and backed by the full faith and credit of the United States.

U.S. Treasury Obligations -- Bills, notes and bonds issued by the U.S. Treasury, and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). Under the STRIPS program, a Portfolio will be able to have its beneficial ownership of securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities. When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the securities that the Treasury sells itself. Other facilities are available to facilitate the transfer of ownership of non-Treasury securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on such securities through a book-entry record-keeping system.

Variable and Floating Rate Instruments -- Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Warrants -- Instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

When-Issued and Delayed-Delivery Securities -- When-issued and delayed-delivery securities are securities subject to settlement on a future date. For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Portfolio's assets. The Portfolios are permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes. One or more segregated accounts will be established with the Custodian, and the Portfolios will maintain liquid assets in such accounts in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities.


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